MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

NOTICE AND SUPPLEMENT DATED APRIL 29, 2022

TO THE INVESTOR CLASS AND INSTITUTIONAL CLASS PROSPECTUSES

DATED APRIL 28, 2022

For all existing and prospective shareholders of Matthews Asia ESG Fund – Investor Class Shares (MASGX) and Institutional Class Shares (MISFX):

Existing and prospective shareholders of the Matthews Asia ESG Fund (the “Fund”) should know that there are two important changes proposed for the Fund, as follows:

(1)	The name of the Fund will be changed to the Matthews Emerging Markets Sustainable Future Fund, and

(2)	The principal investment strategy will be revised to be consistent with that new name, including the manner in which the Fund is required to invest its assets.

After these changes take effect, under normal circumstances, the Matthews Emerging Markets Sustainable Future Fund will seek to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) standards. Up to 20% of the Fund’s net assets may be invested in companies that do not satisfy these ESG standards. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies.

Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.

Approximately 78% of the companies comprising the emerging markets investment universe (based on the MSCI Emerging Markets Index as of March 31, 2022) are located in Asia. There is an increasing overlap between an investment strategy focused on the emerging market countries and one focused on the Asian region. Matthews believes the expanded investment universe also may increase the investment opportunities available to the portfolio management team and may provide the Fund with a more geographically diverse investment strategy for investors.

The Fund intends to use its ESG standards to help identify those companies that Matthews believes contribute (or have the potential to contribute) to a sustainable future by addressing global environmental and social challenges. Matthews will use these standards to identify companies that are contributing (or have the potential to contribute) to positive outcomes in

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environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards.

The Fund’s investment objective for long-term capital appreciation is not affected by these changes.

The changes to the Fund’s name and principal investment strategies described above will take effect on or about June 30, 2022, subject to review and effectiveness of an amendment to the registration statement for Matthews International Funds with respect to the Fund. The description of the changes provided above is subject to change.

Please retain this Notice and Supplement with your records.